UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2008

IPC THE HOSPITALIST COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33930	No. 95-4562058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4605 Lankershim Boulevard, Suite 617

North Hollywood, California 91602

(Address of principal executive offices, including Zip Code)

(888) 447-2362

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 2.02—Results of Operations and Financial Condition

On November 11, 2008, IPC The Hospitalist Company, Inc. issued a press release reporting the results of operations for the third quarter ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference by its entirety.

The information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section nor shall it e deemed incorporate by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01—Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated November 11, 2008, reporting results of operations for the third quarter ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC THE HOSPITALIST COMPANY, INC.

Date: November 11, 2008	By:	/s/ Adam D. Singer, M.D.
Adam D. Singer, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 11, 2008, reporting results of operations for the third quarter ended September 30, 2008.